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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE AT OF 1934



Date of Report (Date of earliest event reported):       April 2, 2001



                              i2 TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-28030                  75-2294945
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

        ONE i2 PLACE
       11701 LUNA ROAD
        DALLAS, TEXAS                                              75234
    (Address of principal                                        (Zip Code)
     executive offices)



Registrant's telephone number, including area code:     (469) 357-1000





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ITEM 5.     OTHER EVENTS.

    Filed as an exhibit hereto is the registrant's press release dated April 2, 2001 announcing preliminary financial results for the first quarter ended
March 31, 2001.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

     (c) Exhibits

         99.1 Press release dated April 2, 2001 announcing preliminary financial results for the quarter ended March 31, 2001.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

     i2 TECHNOLOGIES, INC.

     Dated:  April 4, 2001



     By:        /s/ WILLIAM M. BEECHER
             ------------------------------------
                      William M. Beecher
                 Executive Vice President and
                    Chief Financial Officer




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                                INDEX TO EXHIBITS



      EXHIBIT
      NUMBER         DESCRIPTION
      -------        -----------
       99.1          Press release dated April 2, 2001 announcing preliminary
                     financial results for the quarter ended March 31, 2001.




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